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                                                                    EXHIBIT 10.6

                                 PROMISSORY NOTE

$250,000                                                       September 1, 2001


          FOR VALUE RECEIVED, the undersigned ENSTAR INCOME/GROWTH PROGRAM SIX-A, L.P. (the "Borrower") unconditionally promises to pay to the order of FALCON CABLE COMMUNICATIONS, L.L.C. (the "Company"), at its principal office, ON DEMAND, the principal sum of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000), in lawful money of the United States of America ("Dollars"). All payments hereunder shall be made in Dollars (or with items of equivalent values thereof).

            1. Payments; Time of Payments. The interest payable hereunder shall be paid on January 1, April 1, July 1 and October 1. First interest payment shall be paid on October 1, 2001. Principal on the note shall be paid on demand.

            2. Interest shall be computed quarterly at a rate of three month LIBOR plus 2.50%.

            3.    Miscellaneous.

                  (a) The Borrower hereby waives presentment, notice of dishonor, protest and any other formality with respect to this Note.

            (b) This Note shall be binding on the Borrower and its successors and assigns and shall inure to the benefit of the Company and its successors and assigns.

            (c) The Borrower hereby waives any right the Borrower may have to jury trial.

            (d) In the event any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

            (e) Neither this Note nor any provision hereof may be waived, modified or discharged orally, but may be waived, modified or discharged only by an agreement in writing signed by the party against whom enforcement of any waiver, modification or discharge is sought.

            (f) This Note shall be governed by and interpreted and construed in accordance with the law of the State of Delaware regardless of the laws that might be applicable under principles of conflicts of laws.
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            IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed by its duly authorized officer as of the day and year first above written



                          By:  Enstar Income/Growth Program Six-A, L.P.

                               By:   /s/  Ralph G. Kelly
                                     ------------------------------------------
                                     Name:    Ralph G. Kelly
                                     Title:   Senior Vice President Treasurer



                          By:  Falcon Cable Communications, L.L.C.

                               By:   /s/  Thomas M. Degnan
                                     ------------------------------------------
                                     Name:    Thomas M. Degnan
                                     Title:   Vice President-Treasury Operations